Exhibit 99.1

Volkswagen Auto Lease Trust 2003-2				Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-30-2005 Data Current as of 05/05/2005 2:49:32 PM						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				5/18/2005

2	Payment Date				5/20/2005

3	Collection Period			3/27/2005	4/30/2005	35

4	Monthly Interest Period- Actual/360			4/20/2005	5/19/2005	30

5	Monthly Interest-30/360					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	269,000,000.00	—	—	—	—
7	Class A-2 Notes	345,000,000.00	58,051,885.29	35,831,473.34	22,220,411.95	0.0644070
8	Class A-3 Notes	368,000,000.00	368,000,000.00	—	368,000,000.00	1.0000000
9	Class A-4 Notes	279,315,000.00	279,315,000.00	—	279,315,000.00	1.0000000
10	Class B Notes	29,033,164.85	29,033,164.85	—	29,033,164.85	1.0000000

11	Total Securities	$1,290,348,164.00	$734,400,050.14	$35,831,473.34	$698,568,576.80

12	Net Pool Balance	$1,354,290,044.71	$765,542,853.05		$728,218,740.55

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.1456%	—	—	—	—
14	Class A-2 Notes	1.5500%	74,983.69	1.2916667	35,906,457.03	618.5235302
15	Class A-3 Notes	2.2700%	696,133.33	1.8916667	696,133.33	1.8916667
16	Class A-4 Notes	2.9400%	684,321.75	2.4500000	684,321.75	2.4500000

	Total Securities		1,455,438.77		37,286,912.11

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received					23,164,967.95
18	Scheduled Interest Payments Received					2,260,572.74
19	Prepayments of Principal Received					186,282.58
20	Liquidation Proceeds					13,631,014.90
21	Recoveries Received					384,121.86
22	Other Payments Received to Reduce Principal					—

23	Subtotal: Total Collections					39,626,960.03

24	Repurchase Receivables					—
25	Reserve Account Excess Amount (Item 85)					21,617.64

26	Total Available Funds, prior to Servicer Advances					39,648,577.67

27	Servicer Advance (Item 68)					—

28	Total Available Funds + Servicer Advance					39,648,577.67

29	Reserve Account Draw Amount (Item 71)					—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount					39,648,577.67

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)					—
32	Servicing Fees (Item 38)					612,000.04
33	Class A Noteholder Interest (Item 47)					1,455,438.77
34	Principal Distribution Amount (Item 72)					35,831,473.34
35	Amount Paid to Reserve Account to Reach Specified Balance					—
36	Other Amounts Paid to Trustees					—

37	Remaining Available Funds					1,749,665.52

Volkswagen Auto Loan Enhanced Trust 2003-1
MONTHLY SERVICING CERTIFICATE
For the collection period ended 4-30-2005	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	612,000.04	—	612,000.04

	Pro rate:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	74,983.69	—	74,983.69
41	Class A-3 Interest	696,133.33	—	696,133.33
42	Class A-4 Interest	684,321.75	—	684,321.75
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	1,455,438.77	—	1,455,438.77

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes		734,400,050.14
49	Beginning Net Pool Balance	765,542,853.05
50	Receipts of Schedule Principal	(23,164,967.95)
51	Receipts of Prepaid Principal	(186,282.58)
52	Liquidation Proceeds	(13,631,014.90)
53	Other Collections of Principal	—
54	Principal Amount of Repurchase	—
55	Principal Amount of Defaulted and Terminated Receivables	(341,847.07)

56	Ending Net Pool Balance	728,218,740.55
57	Yield Supplement Overcollateralization Amount	29,650,163.75

58	Adjusted Pool Balance	698,568,576.80
59	Less: Adjusted Pool Balance-End of Collection Period		698,568,576.80

60	Calculated Principal Distribution Amount		35,831,473.34

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)		39,648,577.67
62	Less: Prior Advance Reimbursement (Item 31)		—
63	Less: Servicing Fees Paid (Items 32)		612,000.04
64	Less: Interest Paid to Noteholders (Item 33)		1,455,438.77
65	Less: Calculated Principal Distribution (Item 60)		35,831,473.34

66	Equals: Remaining Available Funds before Servicer Advance		1,749,665.52
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)		N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)		—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)		1,749,665.52
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)		—

71	Reserve Account (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)		—

72	Principal Distribution Amount (Item 60-Available Funds Shortfall+reserve Account Draw Amt)		35,831,473.34

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance		—
74	Less: Prior Advance Reimbursement		—
75	Plus: Additional Payment Advances for Current Period		—

76	Ending Balance of Payment Advance		—

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICING REPORT
For the collection period ended April 2003	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance			9,677,611.24
78	Initial Reserve Account Balance			6,451,740.82

79	Beginning Reserve Account Balance			9,677,611.24
80	Plus: Net Investment Income for the Collection Period			21,617.64

81	Subtotal: Reserve Fund Available for Distribution			9,699,228.88
82	Plus: Deposit of Excess Available Funds (Item 35)			—
83	Less: Reserve Account Draw Amount (Item 71)			—

84	Subtotal Reserve Account Balance			9,699,228.88
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)			21,617.64

86	Equals: Ending Reserve Account Balance			9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date			—

G.	POOL STATISTICS

	Collateral Pool Balance Data:		Initial	Current
88	Net Pool Balance		1,354,290,045	728,218,741
89	Number of Current Contracts		68,917	55,318
90	Weighted Average Loan Rate		3.27%	3.15%
91	Average Remaining Term		56.1	37.6
92	Average Original Term		58.3	59.1

	Net Credit Loss and Repossession Activity:		Units	Outstanding Principal Balance
93	Aggregate Outstanding Principal Balance of Charged Off Receivables		22	341,847
94	Liquidation Proceeds on Related Vehicles			—
95	Recoveries Received on Receivables Previously Charged Off			384,122

96	Net Principal Losses for Current Collection Period		22	(42,275)

97	Beginning Net Principal Losses		446	4,384,248
98	Net Principal Losses for Current Collection Period		222	(42,275)

99	Cumulative Net Principal Losses		468	4,341,973

		Percentage	Units	Outstanding Principal Balance
	Delinquencies Aging Profile - End of Period
100	Current	99.56%	55,091	725,048,854
101	31 - 90 Days Delinquent	0.39%	203	2,815,432
102	90+ Days Delinquent	0.05%	24	354,455

103	Total	100.00%	55,318	728,218,741